UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LIBERTY GLOBAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 21, 2011

Meeting Information
LIBERTY GLOBAL, INC.
Meeting Type: Annual
For Holders as of: April 25, 2011
Date: June 21, 2011 Time: 10:00 a.m., local time
Location: Marriott Denver South at Park Meadows 10345 Park Meadows Drive Littleton, CO 80124 For Directions, please call: 303.925.0004
LIBERTY GLOBAL, INC. 12300 LIBERTY BOULEVARD ENGLEWOOD, CO 80112	You are receiving this communication because you hold voting shares in the company named to the left.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT
How to View Online: Have available the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request. You may also use one of these methods to request paper or email copies of future mailings.

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*       If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before June 7, 2011.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR all the nominees listed.

1.	Election of Directors
Nominees:
01 – Michael T. Fries
02 – Paul A. Gould
03 – John C. Malone
04 – Larry E. Romrell

The Board of Directors recommends a Vote FOR Proposal 2.

2. Approval of a resolution on compensation of the named executive officers.

The Board of Directors recommends a Vote FOR the three year option.

3. Approval of a resolution on the frequency of holding an advisory vote on the compensation of the named executive officers.

The Board of Directors recommends a Vote FOR Proposal 4.

4. Ratification of the selection of KPMG LLP as the company’s independent auditors for the year ending December 31, 2011.

Note: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

**Only stockholders of record of Series A and Series B common stock as of 5:00 p.m. Eastern time on
April 25, 2011, may vote at the meeting or any adjournment thereof.**